UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2024

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PagerDuty, Inc.
(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-38856	27-2793871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Townsend St., Suite 200 San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)
(844) 800-3889
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.000005 par value	PD	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

The Audit Committee (the “Audit Committee”) of the Board of Directors of PagerDuty, Inc. (the “Company”) conducted a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2025. Following a review and evaluation of the proposals from the participating firms, on April 10, 2024, the Audit Committee dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm effective immediately.

The audit report of EY on the Company’s consolidated financial statements as of and for the fiscal years ended January 31, 2024 and 2023 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended January 31, 2024 and 2023, and the subsequent interim period through April 10, 2024, there were no (i) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, or (ii) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided EY with a copy of the foregoing disclosures and has requested that EY furnish the Company with a letter addressed to the Securities and Exchange Committee stating whether EY agrees with the statements made by the Company set forth above. A copy of EY’s letter, dated April 12, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

As a result of the process noted above, on April 10, 2024, the Audit Committee selected PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent registered public accounting firm for its fiscal year ending January 31, 2025, effective immediately.

During the fiscal years ended January 31, 2024 and 2023, and any subsequent interim period through April 10, 2024, neither the Company, nor any party on behalf of the Company, consulted with PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by PwC that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP dated April 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PagerDuty, Inc.

Dated: April 15, 2024	By:	/s/ Irving Gomez
Irving Gomez
Vice President, Deputy General Counsel & Secretary